Share-Based Compensation	12 Months Ended
Dec. 31, 2018
Disclosure of Compensation Related Costs, Share-based Payments [Abstract]
Share-Based Compensation

12. SHARE-BASED COMPENSATION

On May 18, 2018, the NESR shareholders approved the NESR 2018 Long Term Incentive Plan (the “LTIP”), effective upon the closing of the Business Combination. A total of 5,000,000 ordinary shares are reserved for issuance under the LTIP.

The purpose of the LTIP is to enhance NESR’s ability to attract, retain and motivate persons who make (or are expected to make) important contributions to NESR by providing these individuals with equity ownership opportunities. The Company intends to use share-based awards to reward long-term performance of the executive officers. The Company believes that providing a meaningful portion of the total compensation package in the form of share-based awards will align the incentives of its executive officers with the interests of its shareholders and serve to motivate and retain the individual executive officers.

The following table sets forth the LTIP activity for the periods indicated (in thousands, except per share amounts):

	Number of Restricted Shares	Weighted Average Grant Date Fair Value per Share
Unvested at June 7, 2018 (NESR - Successor)	-
Granted	760	$11.12
Vested	-
Forfeited	-
Unvested at December 31, 2018 (NESR - Successor)	760	$11.12

At December 31, 2018, we recognized $6.7 million of compensation expense related to the unvested LTIP on a straight-line basis over a weighted average remaining period of 2.72 years. The amount of stock-based compensation was $1 million for the 2018 Successor Period, recorded for $0.5 million each in costs of services and selling, general and administrative services in the Consolidated Statement of Operations. There is no income tax impact of the stock-based compensation recorded by the Company.